Exhibit 22.2

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9 00Q0GM 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Fold Fold Form of Proxy - Annual and Special Meeting (the “Meeting”) to be held on Thursday, May 6, 2010 • Complete, sign and date the reverse hereof. • Return this Proxy in the envelope provided. To Vote by Mail VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined in this Proxy (phone, internet, fax), subject to the following: Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual. Voting by mail, internet or fax (1-866-249-7775 for within Canada and (416) 263-9524 for outside Canada) are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy. If you vote by telephone or the internet, DO NOT mail back this Proxy. • Go to the following web site: www.investorvote.com To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. To Vote Using the Telephone Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Tuesday, May 4, 2010. To vote by telephone or the internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456 Security Class CLASS A SUBORDINATE VOTING C1234567890 X X X Holder Account Number 1-866-732-VOTE (8683) Toll Free • You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup". To Receive Documents Electronically This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the “Corporation”) 1. Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated. 3. This Proxy should be signed in the exact manner as the shareholder’s name appears on the Proxy. 4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder. 5. The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor's remuneration in Item 2 and FOR the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan in item 3. 6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof. 8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting. Notes to Proxy:

999999999999 00Q0HL MGCQ Appointment of Proxyholder Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor’s remuneration in Item 2 and FOR the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan in item 3. Signature(s) MR SAM SAMPLE 123 C1234567890 XXX 9 X X 0 3 11 6 6 Date Fold Fold This Proxy is solicited by and on behalf of Management of the Corporation. The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual and Special Meeting of the Shareholders of the Corporation to be held at Hilton Suites Toronto/Markham Conference Centre, 8500 Warden Avenue, Markham, Ontario, Canada on Thursday, May 6, 2010 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof, but with specific instructions as follows: If you are not mailing back your Proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Interim Financial Statements Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report Mark this box if you would like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. A R 1 For 2. Appointment of Auditors Re-appointment of Ernst & Young LLP as the independent Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorization of the Audit Committee to fix the independent Auditor’s remuneration. Withhold 1. Election of Directors For 01. Frank Stronach 04. Lady Barbara Judge Withhold 07. Belinda Stronach 10. Siegfried Wolf Withhold For 02. Hon. J. Trevor Eyton 05. Louis E. Lataif 08. Franz Vranitzky 11. Lawrence D. Worrall Withhold For 03. Michael D. Harris 06. Donald Resnick 09. Donald J. Walker For Against 3. Ratification of 2009 Stock Option Plan Approval of the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan.

Security Class CLASS B C1234567890 X X X Holder Account Number 1-866-732-VOTE (8683) Toll Free MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9 00Q0IK 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Fold Fold Form of Proxy - Annual and Special Meeting (the “Meeting”) to be held on Thursday, May 6, 2010 • Complete, sign and date the reverse hereof. • Return this Proxy in the envelope provided. To Vote by Mail VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined in this Proxy (phone, internet, fax), subject to the following: Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual. Voting by mail, internet or fax (1-866-249-7775 for within Canada and (416) 263-9524 for outside Canada) are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy. If you vote by telephone or the internet, DO NOT mail back this Proxy. • Go to the following web site: www.investorvote.com To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. To Vote Using the Telephone Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Tuesday, May 4, 2010. To vote by telephone or the internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456 • You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup". To Receive Documents Electronically This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the “Corporation”) 1. Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated. 3. This Proxy should be signed in the exact manner as the shareholder’s name appears on the Proxy. 4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder. 5. The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor's remuneration in Item 2 and FOR the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan in item 3. 6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof. 8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting. Notes to Proxy:

999999999999 00Q0JL MGCQ Appointment of Proxyholder Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor’s remuneration in Item 2 and FOR the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan in item 3. Signature(s) MR SAM SAMPLE 123 C1234567890 XXX 9 X X Date Fold Fold This Proxy is solicited by and on behalf of Management of the Corporation. The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual and Special Meeting of the Shareholders of the Corporation to be held at Hilton Suites Toronto/Markham Conference Centre, 8500 Warden Avenue, Markham, Ontario, Canada on Thursday, May 6, 2010 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof, but with specific instructions as follows: If you are not mailing back your Proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Interim Financial Statements Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report Mark this box if you would like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. A R 1 1. Election of Directors For Withhold Withhold For Withhold For 0 3 11 6 6 For 2. Appointment of Auditors Re-appointment of Ernst & Young LLP as the independent Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorization of the Audit Committee to fix the independent Auditor’s remuneration. Withhold For 3. Ratification of 2009 Stock Option Plan Approval of the ordinary resolution ratifying the 2009 Stock Option Plan and the conditional grant of Options under the 2009 Stock Option Plan. Against 01. Frank Stronach 04. Donald Resnick 07. Donald J. Walker 02. Michael D. Harris 05. Belinda Stronach 08. Siegfried Wolf 03. Louis E. Lataif 06. Franz Vranitzky 09. Lawrence D. Worrall